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LIBNY/4249949.1


LIBNY/4249949.1

                                     WARRANT
THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.
                              EMERITUS CORPORATION
               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK
No.  1     400,000  Shares
     FOR VALUE RECEIVED, EMERITUS CORPORATION (the "ISSUER"), a Delaware corporation, hereby certifies that Senior Housing Partners I, L.P., a Delaware limited partnership or its registered assigns (the "HOLDER") is entitled, subject to the provisions of this Warrant (this "WARRANT"), to purchase from the Issuer, at any time or from time to time during the Exercise Period, as hereinafter defined, an aggregate of Four Hundred Thousand (400,000) fully paid and nonassessable shares of Common Stock at a purchase price per share equal to the Exercise Price. The number of Warrant Shares to be received upon the exercise of this Warrant is subject to adjustment from time to time as hereinafter set forth.
Section 1. Definitions. The following additional terms, as used herein, have the following respective meanings:
"AFFILIATE" means, with respect to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its
                                                 -------
correlative  meanings,  "controlled  by"  and "under common control with") shall
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mean  possession,  directly  or  indirectly,  of  power  to  direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). "BUSINESS DAY" means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized or obligated by law or executive order to be closed. Any reference herein to "days" (unless Business Days are specified) shall mean calendar days. "CAPITAL STOCK" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such Person; (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person; and (iii) any rights, warrants or options exchangeable  for  or  convertible  into  any  of  the  foregoing.
"COMMON STOCK" means the authorized Common Stock, par value $.01 per share, of the Issuer.
"CURRENT MARKET PRICE" per share of Common Stock means on any record date the average of the current market value, determined as set forth below, of Common Stock for the 20 trading days prior to the date in question in the case of clauses (i) and (ii) below.
(i) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the current market value shall be the last reported sale price of the Common Stock on such exchange on such trading day or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange; or
(ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last bid and asked prices reported on such trading day (A) by the Nasdaq Stock Market or (B) if reports are unavailable under clause (A) above by the National Quotation Bureau Incorporated; or
(iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be such value as is reasonably determined in good faith by the Board of Directors of the Issuer.
     "EXERCISABILITY DATE" means the first day on or after which the Warrant has been issued.
"EXERCISE PERIOD" means the period from and including the Exercisability Date to and including 5:00 p.m. (New York City time) on the fifth anniversary of the date hereof (or if such day is not a Business Day, the next succeeding Business
Day).
"EXERCISE PRICE" means an amount equal to $7.60 per share of Common Stock, as adjusted from time to time pursuant to Section 7 hereof.
"PERSON" means any natural person, partnership, limited liability company, joint venture, firm, corporation, association, trust or any organized group of persons whether incorporated or not.
"REGISTRABLE SECURITIES" means (i) shares of the Issuer's Common Stock issued or issuable upon exercise of this Warrant; (ii) any Common Stock of the Issuer or other securities issued or issuable in respect of the Issuer's Common Stock; and
(iii) shares of the Issuer's Common Stock or other securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event. "REGISTRATION EXPENSES" means all expenses incurred by the Issuer in complying with Section 10 hereof, including without limitation all registration, qualification  and  filing  fees,  printing  expenses,  escrow  fees,  fees  and disbursements of counsel for the Issuer, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding all Selling Expenses.
"SELLING EXPENSES" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holder and any fees of counsel to the Holder.
"WARRANT SHARES" means the shares of Common Stock and any other securities or property issuable or deliverable upon exercise of this Warrant, as adjusted from time to time as provided for in this Warrant.
Section 2. Exercise of Warrant. This Warrant may be exercised or exchanged in whole or in part, at any time or from time to time, during the Exercise Period, by presentation and surrender hereof to the Issuer at its principal office at the address set forth on the signature page hereof (or at such other address as the Issuer may hereafter notify the Holder in writing), or at the office of its stock transfer agent or warrant agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by proper payment of that portion of the Exercise Price represented by the number of shares of Common Stock specified in such form being exercised. Such payment may be made, at the option of the Holder, either (a) by cash, certified or bank cashier's check or wire transfer in an amount equal to the product of (i) the Exercise Price times (ii) the number of shares of Common Stock as to which this Warrant is being exercised or
(b) by receiving from the Issuer the number of Warrant Shares equal to (i) the number of Warrant Shares as to which this Warrant is being exercised minus (ii) the number of Warrant Shares having a value, based on the Current Market Price on the trading day immediately prior to the date of such exercise, equal to the product of (x) the Exercise Price times (y) the number of shares of Common Stock as to which this Warrant is being exercised. Any exercise in whole or part pursuant to clause (b) of the foregoing sentence is intended to qualify as a recapitalization within the meaning of Section 368(a)(1)(E) of the Internal
Revenue Code of 1986, as amended, and the Issuer agrees to report any such "exchange" of this Warrant as such. For all purposes of this Warrant, any reference herein to the exercise of this Warrant shall be deemed to include a reference to the exchange of this Warrant into Warrant Shares in accordance with such provision. If this Warrant should be exercised or exchanged in part only, the Issuer shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Issuer of this Warrant and the Purchase Form annexed hereto, together with the applicable portion of the Exercise Price, at such office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Issuer shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Issuer shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue of the Warrant Shares. The Issuer shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of certificates representing Warrants or Warrant Shares in a name other than that of the Holder at the time of surrender for exercise, and, until the payment of such tax, shall not be required to issue such Warrant Shares.
     Section  3.  Representations  and  Warranties  of  the  Issuer
     (a) The Issuer represents and warrants that this Warrant has been duly authorized, executed and delivered by the Issuer and is a valid and binding agreement of the Issuer and enables the Holder hereof or its assignees to purchase Warrant Shares upon payment to the Issuer of the Exercise Price applicable to such shares in any one of the manners contemplated by Section 2 hereof. The Issuer hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of Capital Stock of the Issuer from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise and paid for, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.
(b) Assuming the veracity of the Holder's representations in Section 9(a) hereof, the Issuer represents and warrants that the execution and delivery by it of this Warrant do not require any action by or in respect of the Issuer (other than those that have been taken and other than action contemplated by Section
11) or filing with any governmental body, agency or official and do not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the certificate of incorporation or bylaws of the Issuer, (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Issuer or (iv) any other outstanding securities of the Issuer or any agreements containing rights or obligations of the Issuer pertaining thereto.
(c) The Issuer represents that the shares of Common Stock initially issuable upon exercise of this Warrant have been approved for listing on the American Stock Exchange, subject only to notice of issuance.
Section 4. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Issuer shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price of such fractional share.
Section 5. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Issuer for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of Warrant Shares. Subject to and in accordance with
Section 9 hereof, the Holder of this Warrant shall be entitled to Transfer (as defined below in Section 9) its interest in this Warrant in whole or in part to any Person or Persons. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Issuer, together with a written notice specifying the names and denotations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or for which it may be exchanged. Upon receipt by the Issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer shall execute and deliver a new Warrant of like tenor and date.
Section 6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Issuer, except to the extent expressly provided for in Section 7(d), either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.
Section 7. Anti-dilution Provisions and Other Adjustments; Purchase Right. The Exercise Price and/or the number of Warrant Shares which may be purchased upon the exercise hereof shall be subject to change or adjustment as follows:
 (a)     Issuance of Additional Shares of Common Stock.  In the event the Issuer
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at  any  time or from time to time after the date hereof shall issue or sell any
Additional Stock (as defined below) without consideration or for consideration per share less than the Exercise Price in effect immediately prior to such issue or sale, then
               (i) the Exercise Price shall be reduced, concurrently with such issuance or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Exercise Price by a fraction: (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding, which shall include the actual number of shares outstanding plus all shares issuable upon the conversion or exercise of all outstanding convertible securities, warrants and options (collectively, the "OUTSTANDING STOCK") immediately prior to such issue or sale plus (2) the number of shares of Common Stock which the
                         ----
aggregate consideration received by the Issuer for the total number of such additional shares of Common Stock being issued or sold would purchase at the Exercise Price; and (B) the denominator of which shall be the number of shares of Outstanding Stock after such issue or sale;
          (ii) the number of Warrant Shares shall be increased, concurrently with such issuance or sale, to a number determined by multiplying the then number of Warrant Shares by a fraction: (A) the numerator of which shall be the number of shares of Outstanding Stock immediately after such issue or sale, and
(B) the denominator of which shall be (1) the number of shares of Outstanding Stock immediately prior to such issue or sale plus (2) the number of shares of
                                                ----
Common Stock which the aggregate consideration received by the Issuer for the total number of such additional shares of Common Stock being issued or sold would purchase at the Exercise Price (in effect immediately prior to the application  of  Section  7(a)(i)  above;
          (iii)     No  adjustment  of  the  Exercise  Price shall be made under
Section 7(a)(i) in an amount less than $.01 per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Exercise Price. Except as provided in subsections 7(a)(vi)(C) and
(vi)(D) below, no adjustment of the Exercise Price shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment;
          (iv)     In  the  case  of  the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid net of any discounts, commissions or other expenses allowed, paid or incurred by the Issuer for any underwriting or otherwise directly allowed, paid or incurred in connection with its issuance and sale;
          (v) In the case of the issuance of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be its fair value as determined in good faith by the Board of Directors of the Issuer irrespective of any accounting treatment;
          (vi) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (which options, rights, convertible or exchangeable securities are not excluded from the definition of Additional Stock), the following provisions shall apply:
          (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued for a consideration equal to the consideration (determined in the manner provided in Sections 7(a)(iii)-(v) above) received by the Issuer upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby, but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise of such options or rights in accordance with their terms;;
     (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued for a consideration equal to the consideration received by the Issuer for any such securities and related options or rights, plus the additional consideration, if any, to be received by the Issuer upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 7(a)(iii)-(v) above), but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the conversion or exchange of such securities in accordance with their terms;
     (C) if such options, rights or convertible or exchangeable securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Issuer, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon such increase or decrease becoming effective, be recomputed to reflect such increase or decrease with respect to such options, rights and securities not already exercised, converted or exchanged prior to such increase or decrease becoming effective, but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities in accordance with their terms;
     (D) upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall promptly be readjusted to such Exercise Price as would have been obtained had the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities; and
     (E) if any such options or rights shall be issued in connection with the issue and sale of other securities of the Issuer, together comprising one integral transaction in which no specific consideration is allocated to such options or rights by the parties thereto, such options or rights shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Issuer;
               (vii) "ADDITIONAL STOCK" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 7(a)(vi) by the Issuer after September 30, 2003 other than
          (A)     Common  Stock  issued  pursuant  to a transaction described in
Section 7(b) or (c) (which Common Stock issuances shall be addressed under Sections 7(b) and (c), respectively);
     (B) Common Stock and options or warrants therefor, issued (i) to directors, officers, employees or consultants of the Issuer pursuant to a stock option, stock purchase or other equity incentive plan or agreement approved by the Board of Directors and shareholders of the Issuer, (ii) to financial institutions or lessors in connection with commercial credit arrangements or real property transactions that are on arm's-length terms, with third parties unaffiliated with the Issuer and approved the Issuer's Board of Directors, and
(iii) to vendors or suppliers of the Issuer pursuant to agreements approved by the Board of Directors of the Issuer that are on arm's-length terms, and provided that each such vendor or supplier is a third party unaffiliated with the Issuer;
     (C) Common Stock issued or issuable upon conversion of Series B Preferred Stock and Series B Preferred Stock issued as dividends in accordance with  the  terms  of  the  Series  B  Preferred  Stock;
     (D)     Common  Stock  issuable  upon  commitments  to  issue  Common Stock outstanding  on  September  30,  2003;  and
     (E) Such additional securities that are designated as excluded from the definition of Additional Stock by the written consent of the Holder and/or any permitted Transferee(s) of this Warrant holding Warrant(s) exercisable for a majority of the Warrant Shares for which this Warrant was originally exercisable on the date of its issuance (as such number of Warrant Shares may be adjusted pursuant to Section 7);
     (b)     Stock  Dividends.  In  case shares of Common Stock are issued after
             ----------------
the date of original issuance of the Warrant as a dividend or other distribution on any class of Capital Stock of the Issuer, the Exercise Price shall be reduced by multiplying the Exercise Price by a fraction of which the numerator shall be the number of shares of Outstanding Stock at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, and the number of Warrant Shares shall be increased by multiplying the number of Warrant Shares by a fraction of which the numerator shall be shall be the sum of the number of shares of Outstanding Stock at the close of business on the date fixed for such determination and the total number of shares constituting such dividend or other distribution and the denominator of which shall be the number of shares of Outstanding Stock at the close of business on the date fixed for such determination.
(c)     Subdivisions  and  Combinations.  In  case  outstanding shares of Common
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Stock  shall  be  subdivided  into a greater number of shares of Common Stock or combined into a smaller number of shares of Common Stock, the Exercise Price shall be reduced (in the event of a subdivision) or increased (in the event of a combination), by multiplying the Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date immediately preceding the effective date of such subdivision or combination and the denominator shall be the number of shares of Common Stock outstanding immediately after such subdivision or combination becomes effective, and the number of Warrant Shares shall be increased (in the event of a subdivision) or decreased (in the event of a combination), by multiplying the number of Warrant shares by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately after such subdivision or combination becomes effective and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date immediately preceding the effective date of such subdivision or combination.
(d)     Extraordinary  Dividends,  etc.  In  case  the  Issuer  distributes,  as
        -------------------------------
dividends or otherwise, to any holders of its Capital Stock evidences of its indebtedness or assets (excluding dividends due and payable on the Issuer's Series B Preferred Stock), the Exercise Price shall be reduced, effective immediately after the record date for the determination of shareholders entitled to receive such distribution (the "RECORD DATE"), by multiplying the Exercise Price by a fraction of which the numerator shall be (x) the Fair Market Value per share of the Common Stock less (y) the Fair Market Value of such distribution, and the denominator shall be the Fair Market Value per share of the Common Stock, and the number of Warrant Shares shall be increased, effective immediately after the Record Date, by multiplying the number of Warrant Shares by a fraction of which the numerator shall be the Fair Market Value per share of the Common Stock and the denominator of which shall be (a) the Fair Market Value per share of the Common Stock less (b) the Fair Market Value of such distribution. In addition, in the event that the Issuer shall declare a dividend or make any other distribution pursuant to a shareholder rights plan, "poison pill" or similar arrangement to the holders of its Common Stock (a "SPECIAL DISTRIBUTION"), then the Board of Directors of the Issuer shall, if the Holder so elects, set aside an amount of such Special Distribution that such Holder would have been entitled to receive had it exercised the Warrant in whole prior to the record date for such Special Distribution. Upon the exercise of the Warrant, the Holder shall or it's subsequent transferee shall be entitled to receive such Special Distribution. Prior to any Special Distribution, the Issuer shall notify the Holder (not less than 10 Business Days prior to the occurrence of the Special Distribution) of its intent to make such Special Distribution and the Holder, if it elects to have the Special Distribution set aside, shall notify the Issuer not less than 3 Business Days prior to the date of any such Special Distribution.
As  used  in  this  Section  7,  "Fair  Market  Value"  means:
     (i) in the case of securities for which a public market exists, the average, computed over the 30 trading days preceding the date as of which valuation is required, of (A) each day's closing price for such securities as reported by the principal national securities exchange on which such securities are listed, (B) if such securities are not traded on a national securities exchange, each day's mean of the closing bid and ask prices for such securities as reported by the Nasdaq National Market System, (C) if such securities are not traded over such exchange or System, each day's mean of the closing bid and ask prices for such securities as reported by Nasdaq, and (D) if such securities are not traded on any such exchange or System or reported by Nasdaq, each day's mean of the closing bid and ask prices as reported by the National Quotation Bureau; and
(ii) in the case of securities for which no public market exists and in all other cases, as determined in the good faith judgment of the Board of Directors of the Issuer (irrespective of the accounting treatment thereof).
     (e)     Reorganization,  Reclassification,  Merger  and  Consolidation.  In
             --------------------------------------------------------------
case of any capital reorganization or any reclassification of the Capital Stock of the Issuer (other than a subdivision or combination of its outstanding shares of Common Stock) or in case of the consolidation or merger of the Issuer with another corporation or the sale of all or substantially all of the assets of the Issuer, each Warrant shall thereafter be convertible into the number of shares of stock or other securities or property of the Issuer, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the Common Stock deliverable upon exercise of such Warrants would have been entitled upon such capital reorganization, reclassification of Capital Stock of the Issuer, consolidation or merger or sale of assets; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Issuer) shall be made consistent with the application of the provisions herein set forth with respect to rights and interests thereafter of the holders of the Warrants, to the end that the provisions set forth herein (including the specified change in and other adjustments of the Exercise Price and the number of Warrant Shares) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise of the Warrants.
(f)     Notice  of  Events.  In  case:
        ------------------
     (i) the Issuer shall declare any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends or distributions) to the holders of its Common Stock;
(ii) the Issuer shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights;
(iii) of any capital reorganization or reclassification of the Capital Stock of the Issuer, or of any consolidation, tender offer, exchange offer or merger to which the Issuer is or may be a party and for which approval of any shareholders of the Issuer is required or of the sale of all or substantially all of the assets of the Issuer; or
(iv) of the liquidation or voluntary or involuntary dissolution of the Issuer, then, and in any one of said cases, the Issuer shall cause at least ten days' prior notice to be mailed to the holders of record of the outstanding Warrants as of the date on which the books of the Issuer shall close, or a record be taken for such stock dividend, distribution or subscription rights or the date on which such reorganization, reclassification, tender offer, exchange offer, consolidation, merger, sale, liquidation or dissolution is expected to become effective. Such notice shall also specify the proposed consideration in such transaction, the date as of which holders of Common Stock of record shall participate in said dividend, distribution or subscription rights, or the date as of which it is expected that holders of Capital Stock of the Issuer shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, tender offer, exchange offer, consolidation, merger, sale, liquidation or dissolution.
     Section 8. Officers' Certificate. Whenever the Exercise Price of the Warrants is adjusted as required by the provisions of Section 7, the Issuer shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officers' certificate stating that the Exercise Price shall be the price as adjusted pursuant to Section 7 and shall set forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Issuer and by the secretary or any assistant secretary of the Issuer. Absent manifest error, the officers' certificate shall be conclusive evidence that the adjustment is correct. Each such offices' certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section 5 hereof and the Issuer shall, forthwith after each such adjustment, mail a copy, by certified mail, of such certificate to the Holder or any such holder.
     Section  9.  Transfer  Restrictions
     (a) Compliance With Securities Act. The Warrant and the Warrant Shares may be sold, assigned, pledged, hypothecated or otherwise transferred, in whole or part (each, a "TRANSFER") upon satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Holder, by acceptance hereof, agrees that this Warrant, and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that the Holder will not offer, sell or otherwise dispose of this Warrant, or any Warrant Shares, except under circumstances which will not result in a violation of the Securities Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:
THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.
     Said legend shall be removed by the Issuer, upon the request of the Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.
     (b) Notice of Proposed Transfers. Upon surrender of this Warrant to the Issuer, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax for which the Issuer is responsible, the Issuer shall, within two Business Days, without charge, execute and deliver a new Warrant or Warrants in the name of the Transferee or Transferees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled.

     (c) Legend. Each certificate representing this Warrant or Warrant Shares thus Transferred (except a Transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the opinion of counsel for Holder, such legend is not required in order to ensure compliance with such laws. Until such time as a legend is no longer required on a certificate representing this Warrant or Warrant Shares, the Issuer may issue stop transfer instructions to its transfer agent in connection with the restrictions of this Section 9(c).
     Section  10.  Registration  Rights.
     (a)     Registration.
             ------------
          (i)     Notice  of  Registration.  If  the  Issuer  shall determine to
                  ------------------------
register any of its securities, either for its own account or the account of a security holder or holders exercising registration rights, other than (A) a registration relating solely to employee benefit plans, or (B) a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act, then the Issuer will:
          (1)     promptly  give  to  the  Holder  written  notice  thereof; and
     (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Issuer, by the Holder. If the Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Issuer, the Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Issuer with respect to the offerings of its securities, all upon the terms and conditions set forth herein.
               (ii)     Cut-back  and  Allocation.  Notwithstanding  any  other
                        -------------------------
provision of this Section 10(b), if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares that may be included in the underwriting shall be allocated in accordance with the following:
               (A)     If  such  registration  shall  have  been proposed by the
Issuer, then (1) the Issuer shall be entitled to participate in such registration first; and then (2) the Holder and other holders of Registrable Securities entitled to participate shall be entitled to participate in such registration (pro rata based on the number of shares of Common Stock held by the Holder and each such holder (on an as-exercised, as-converted basis, as applicable) and in accordance with other relative contractual priorities, if any, as shall exist among them);
          (B) If such registration shall have been requested by Saratoga Partners IV, L.P. ("SARATOGA") pursuant to Section 2.1 of that certain Registration Rights Agreement dated as of December 30, 1999 (the "SARATOGA AGREEMENT"), then (1) Saratoga together with its successors and permitted assigns under the Saratoga Agreement (collectively, the "SARATOGA HOLDERS") shall be entitled to participate in such registration (pro rata based on the number of Registrable Securities (on an as-converted basis) held by the Saratoga Holders first, and then (2) the Holder, the Issuer and other holders of Registrable Securities entitled to participate shall be entitled to participate in such registration (pro rata based on the number of shares of Common Stock held by the Holder and each such other holder (on an as-exercised, as-converted basis, as applicable) and the number of shares proposed to be registered by the Issuer and in accordance with other relative contractual priorities, if any, as shall exist among them), in each case with further pro rata allocations to the extent any such Person has requested registration of fewer securities than such Person is entitled to have registered so that the number of securities to be included in such registration will not exceed the maximum amount which the managing underwriter determines that marketing factors require such underwritten registration to be limited to;
          (C) If such registration shall have been requested by the holders of other securities pursuant to a right granted by the Issuer to request such registration, then (1) the holders requesting such registration shall be entitled to participate in such registration (with such holders being entitled to participate in accordance with the relative priorities, if any, as shall exist among them) first, and then (2) the Holder, the Issuer, the Saratoga
Holders and other holders of securities of the Issuer entitled to participate shall be entitled to participate in such registration (pro rata based on the number of shares of Common Stock held by each such Person (on an as-exercised, as-converted basis, as applicable) and the number of shares proposed to be registered by the Issuer and in accordance with the other relative priorities, if any, as shall exist among them), in each case with further pro rata allocations to the extent any such Person has requested registration of fewer securities than such Person is entitled to have registered so that the number of securities to be included in such registration will not exceed the maximum amount which the managing underwriter determines that marketing factors require such underwritten registration to be limited to.
If the Holder disapproves of the terms of any such underwriting, then the Holder may elect to withdraw therefrom by written notice to the Issuer and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.
     (b)     Expenses  of  Registration.  All  Registration Expenses incurred in
             --------------------------
connection with any registration, qualification or compliance with this Section 10 shall be borne by the Issuer. All Selling Expenses relating to securities registered by the Holder shall be borne by the Holder and, as applicable, any other selling holders, on a pro rata basis based on the number of shares so registered.
(c)     Registration  Procedures.  In  the case of each registration effected by
        ------------------------
the Issuer pursuant to this Section 10, the Issuer shall keep the Holder advised in writing as to the initiation of each such registration and as to the completion thereof. The Issuer shall use all commercially reasonable efforts to proceed with each such registration as expeditiously as reasonably possible.
(d)     Indemnification.
        ---------------
          (i) The Issuer shall indemnify the Holder, each of its officers, directors, partners, members, the Holder's legal counsel and accountants and each Person controlling the Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 10, and each underwriter, if any, and each Person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages, and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (collectively, "LOSSES") arising out of, based on or in connection with:
          (A) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document (or any amendment or supplement thereto) (the "REGISTRATION DOCUMENTS") incident to any such registration, qualification or compliance;
     (B) any omission (or alleged omission) to state in Registration Documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or
     (C) any violation by the Issuer of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation under any of the preceding, applicable to the Issuer and relating to action or inaction required of the Issuer in connection with any such registration, qualification or compliance.
          (ii) Notwithstanding the foregoing, the Issuer shall not be liable in any such case to the extent that any such Losses arise out of or are based upon any untrue statement or omission made in such Registration Documents in reliance upon and in conformity with information furnished to the Issuer by or on behalf of the Holder, underwriter or controlling Person specifically and expressly for use in the preparation thereof.
     (iii) The Issuer shall promptly reimburse the Holder, each of its officers, directors, partners, members, the Holder's legal counsel and accountants and each Person controlling the Holder within the meaning of Section 15 of the Securities Act, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing and/or defending any such Losses.
     (iv) The Holder shall, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Issuer's securities covered by such registration statement, each Person who controls the Issuer or such underwriter within the meaning of Section 15 of the Securities Act, each other
Holder and holder of securities of the Issuer, and each of their respective officers, directors, partners, members, and each Person controlling such Holder or other holders of securities of the Issuer, against all Losses arising out of or based on: (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Document; (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Document in reliance upon and in conformity with written information furnished to the Issuer by such Holder and stated to be specifically for use in such Registration Document. Notwithstanding the foregoing, the obligations of each Holder under Section 10(a)(iv) shall be limited to an amount equal to the net proceeds to each such Holder of securities as contemplated herein.
     (iv) Each party entitled to indemnification under this Section 10(e) (the "INDEMNIFIED PARTY") shall give notice to the Issuer promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Issuer to assume the defense of any such claim or any litigation resulting therefrom provided that counsel for the Issuer, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld), provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Issuer of its obligations under this Section 10(d). The Indemnified Party may participate in such defense at such party's expense, provided that the Issuer shall pay such expense if representation of such Indemnified Party by the counsel retained by the Issuer would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel. The Issuer, in the defense of any such claim or litigation, shall not, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.
     Section 11. Listing on Securities Exchanges. The Issuer shall use all best efforts to list on each national securities exchange, if any, on which any Common Stock may at any time be listed, subject to official notice of issuance upon the exercise of this Warrant, and shall use all best efforts to maintain such listing, so long as any other shares of its Common Stock shall be so listed, all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Issuer shall use all best efforts to so list on each national securities exchange, and shall use all reasonable efforts to maintain such listing of, any other shares of Capital Stock of the Issuer issuable upon the exercise of this Warrant if and so long as any shares of Capital Stock of the same class shall be listed on such national securities exchange by the Issuer. Any such listing shall be at the Issuer's expense.
Section 12. Information. The Issuer shall cooperate with the Holder in supplying such information as may be reasonably necessary for the Holder to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the Securities Act.
Section 13. Determination of Value. In the event that the value of this Warrant or the Warrant Shares or the consideration payable to or received by the Issuer for any issuance or deemed issuance of securities, including any determination of Fair Market Value, is to be determined at any time by the good faith judgment of the Board of Directors of the Issuer, such determination shall be made in good faith by the Issuer in accordance with the express terms of this Warrant and notice of such determination shall be provided to the Holder. If the Holder disputes the Issuer's determination of and such valuation and provides timely written notice to the Issuer to such effect, then such parties shall in good faith mutually select a suitably qualified independent appraiser to determine the such valuation. If the parties are unable to mutually agree upon a suitably qualified independent appraiser, then the Issuer shall select one suitably qualified independent appraiser, the Holder shall select another suitably qualified independent appraiser and such two appraisers shall select a third suitably qualified independent appraiser and the valuation shall be the average of the three appraisals submitted by such appraisers. All costs and expenses of all suitably qualified independent appraisers shall be shared equally between the parties, with the Issuer advancing all such costs and expenses and then deducting them from any proceeds payable to the Holder. No interest shall be paid in connection with the postponement or delay in any event caused by such valuation dispute.
Section 14. Maintenance of Office. As long as any of this Warrant remains outstanding, the Issuer shall maintain an office or agency (which may be the principal executive offices of the Issuer) where the Warrant(s) may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.
Section 15. Remedies. The Issuer agrees that money damages may not be a sufficient remedy for breach of any of the terms of this Warrant, and that in addition to all other remedies available at law or in equity, the Holder shall be entitled to seek equitable relief, including injunction and specific performance, without proof of actual damages or the posting of any bond in connection therewith.
Section 16. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.
Section 17. Further Assurances. The parties hereto hereby agree upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Warrant.
         [The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the Issuer has duly caused this Warrant to be executed by and attested by its duly authorized officers and to be dated as of September 30, 2003.
EMERITUS  CORPORATION

By:     /s/  William  M.  Shorten
        -------------------------
     Name:  William  M.  Shorten
     Title:  Director  of  Real  Estate  Finance

Attest:

By:
     Name:
     Title:
Address:
3131  Elliot  Avenue,  Suite  500
Seattle,  Washington  98121
Attention:  Raymond  R.  Brandstrom
Telecopier  Number:  (206)  298-2909
Telephone:  (206)  301-4500

                             EXERCISE/EXCHANGE FORM
Dated  ________,  _____
     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of acquiring _______ shares of Common Stock and hereby elects to either (check one): ___ make payment of $__________ as provided for in Section 2 of the Warrant OR ___ elects to exchange the Warrant as provided for in Section 2 of the Warrant.
                     INSTRUCTIONS FOR REGISTRATION OF STOCK
Name
     (please  typewrite  or  print  in  block  letters)
Address

Signature

                               FORM OF ASSIGNMENT
                 [To be executed only upon Transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _______________________ the rights represented by such Warrant to purchase ____ shares of Common Stock of Emeritus Corporation to which and such Warrant relates, and appoints _______________________ Attorney to make such transfer on the books of Emeritus Corporation maintained for such purpose, with full power of substitution in the premises.


     Dated:

     (Signature  must  conform  in  all
 respects  to  name  of  holder  as
 specified  on  the  face  of  Warrant)

     Address  of  Transferring  Holder:
_____________________
_____________________
_____________________


     Signed  in  the  presence  of:
_____________________


Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.